Statement of Net Assets Available for Benefits - EBP 002 - USD ($)	Apr. 30, 2026	Apr. 30, 2025
Assets
Participant directed investments at fair value	$ 327,985,409	$ 259,254,398
Receivables:
Notes receivable from participants	2,657,254	2,493,218
Employer contributions	870,675	813,073
Receivable	3,527,929	3,306,291
Total assets	331,513,338	262,560,689
Liabilities
Excess contributions payable	30,459	102,281
Total liabilities	30,459	102,281
Net assets available for benefits	$ 331,482,879	$ 262,458,408